SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported
April 24, 2008
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655 (Commission File Number)	23-1714256 (IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania (Address of principal executive offices)	18966 (Zip Code)
Registrant’s telephone number, including area code (215) 355-9100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On April 24, 2008, Environmental Tectonics Corporation (the “Company”) issued a press release announcing its restated financial results for the third quarter and year-to-date of fiscal 2007 and for the full 2007 fiscal year, which ended February 23, 2007.
     The operating results reflect the formal investigation conducted by the Company’s Audit Committee, in conjunction with management, of the impact of the previously announced claim settlement with the U.S. Navy (the “Navy”) in June 2007. After investigation, it was determined that the carrying value of the claim receivable associated with the U. S. Navy dispute had been impaired during the third quarter of fiscal 2007. The impairment resulted from certain allegations made by the Navy, which subsequently resulted in a counterclaim being filed by the Navy against the Company. The Navy claim issue has now been fully resolved as described below.
     The restatement in the third quarter, third quarter year-to-date and full year results of fiscal 2007 involves one change, namely the recording of a reserve against a claim receivable for the full amount of the carrying value of $3,004,000 of the previously recorded claim receivable related to the Navy submarine decompression rescue chamber project. The effect of this adjustment results in a corresponding reduction in accounts receivable, an increase in net loss and a reduction in stockholder’s equity. As previously reported on a Form 8-K filed July 16, 2007, the Company had expensed the claim receivable during the first quarter of fiscal 2008, reflecting the aforementioned settlement with the Navy. Therefore, the first quarter operating results will be adjusted to reflect a reversal of the charge for the receivable, resulting in a $3,004,000 increase in net income. No other changes to the previously reported financial results were determined to be required.
     The Company’s independent registered public accounting firm is currently auditing financial statements for fiscal years 2007 and 2008. The Company expects to file Quarterly Reports on Form 10-Q for the periods ended May 25, 2007, August 24, 2007 and November 23, 2007 and its Annual Report on Form 10-K for the year ended February 29, 2008 on or before May 29, 2008.
     A copy of the press release issued by the Company on April 24, 2008 disclosing the Company’s restated financial results is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are furnished or filed in accordance with Item 601 of Regulation S-K:
99.1	Press Release dated April 24, 2008.

          In accordance with General Instruction B.2 of Form 8-K, the information set forth under Item 2.02 in this Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: April 24, 2008	By /s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release dated April 24, 2008.